EXHIBIT 24

POWER OF ATTORNEY

The undersigned hereby appoints HUDSON LA FORCE III, MARK A. SHELNITZ, and MICHAEL W. CONRON as his true and lawful attorneys-in-fact for the purpose of signing the Annual Report on Form 10-K of W. R. GRACE & CO. for the year ended December 31, 2009, and all amendments thereto, to be filed with the Securities and Exchange Commission.  Each of such attorneys-in-fact is appointed with full power to act without the other.

/s/ John F. Akers
John F. Akers

Dated:  February 24, 2010

POWER OF ATTORNEY

The undersigned hereby appoints HUDSON LA FORCE III, MARK A. SHELNITZ, and MICHAEL W. CONRON as his true and lawful attorneys-in-fact for the purpose of signing the Annual Report on Form 10-K of W. R. GRACE & CO. for the year ended December 31, 2009, and all amendments thereto, to be filed with the Securities and Exchange Commission.  Each of such attorneys-in-fact is appointed with full power to act without the other.

/s/ H. Furlong Baldwin
H. Furlong Baldwin

Dated:  February 24, 2010

POWER OF ATTORNEY

The undersigned hereby appoints HUDSON LA FORCE III, MARK A. SHELNITZ, and MICHAEL W. CONRON as his true and lawful attorneys-in-fact for the purpose of signing the Annual Report on Form 10-K of W. R. GRACE & CO. for the year ended December 31, 2009, and all amendments thereto, to be filed with the Securities and Exchange Commission.  Each of such attorneys-in-fact is appointed with full power to act without the other.

/s/ Ronald C. Cambre
Ronald C. Cambre

Dated:  February 24, 2010

POWER OF ATTORNEY

The undersigned hereby appoints HUDSON LA FORCE III, MARK A. SHELNITZ, and MICHAEL W. CONRON as her true and lawful attorneys-in-fact for the purpose of signing the Annual Report on Form 10-K of W. R. GRACE & CO. for the year ended December 31, 2009, and all amendments thereto, to be filed with the Securities and Exchange Commission.  Each of such attorneys-in-fact is appointed with full power to act without the other.

/s/ Marye Anne Fox
Marye Anne Fox

Dated:  February 24, 2010

POWER OF ATTORNEY

The undersigned hereby appoints HUDSON LA FORCE III, MARK A. SHELNITZ, and MICHAEL W. CONRON as his true and lawful attorneys-in-fact for the purpose of signing the Annual Report on Form 10-K of W. R. GRACE & CO. for the year ended December 31, 2009, and all amendments thereto, to be filed with the Securities and Exchange Commission.  Each of such attorneys-in-fact is appointed with full power to act without the other.

/s/ John J. Murphy
John J. Murphy

Dated:  February 24, 2010

POWER OF ATTORNEY

The undersigned hereby appoints HUDSON LA FORCE III, MARK A. SHELNITZ, and MICHAEL W. CONRON as his true and lawful attorneys-in-fact for the purpose of signing the Annual Report on Form 10-K of W. R. GRACE & CO. for the year ended December 31, 2009, and all amendments thereto, to be filed with the Securities and Exchange Commission.  Each of such attorneys-in-fact is appointed with full power to act without the other.

/s/ Christopher J. Steffen
Christopher J. Steffen

Dated:  February 24, 2010

POWER OF ATTORNEY

The undersigned hereby appoints HUDSON LA FORCE III, MARK A. SHELNITZ, and MICHAEL W. CONRON as his true and lawful attorneys-in-fact for the purpose of signing the Annual Report on Form 10-K of W. R. GRACE & CO. for the year ended December 31, 2009, and all amendments thereto, to be filed with the Securities and Exchange Commission.  Each of such attorneys-in-fact is appointed with full power to act without the other.

/s/ Mark E. Tomkins
Mark E. Tomkins

Dated:  February 24, 2010

POWER OF ATTORNEY

The undersigned hereby appoints HUDSON LA FORCE III, MARK A. SHELNITZ, and MICHAEL W. CONRON as his true and lawful attorneys-in-fact for the purpose of signing the Annual Report on Form 10-K of W. R. GRACE & CO. for the year ended December 31, 2009, and all amendments thereto, to be filed with the Securities and Exchange Commission.  Each of such attorneys-in-fact is appointed with full power to act without the other.

/s/ Thomas A. Vanderslice

Thomas A. Vanderslice

Dated:  February 24, 2010